UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2013 (July 12, 2013)

American Realty Capital Trust V, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-187092	90-0929989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Dollar General Store 2 Pack - Louisiana

On July 12, 2013, following the completion of its due diligence review of two Dollar General stores located in Bogalusa, Louisiana and Donaldsonville, Louisiana, American Realty Capital Trust V, Inc. (the “Company”) finalized the prerequisite conditions to acquire, and subsequently acquired, the fee simple interests in the properties on that same date. Pursuant to the terms of the purchase and sale agreement dated as of June 3, 2013, the Company’s obligation to close upon the acquisitions was subject to the satisfactory completion of a due diligence review of the properties, among other conditions. The purchase and sale agreement contains customary representations and warranties by the seller.

The description of the two Dollar General stores located in Bogalusa, Louisiana and Donaldsonville, Louisiana set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Dollar General Store 5 Pack - Michigan

On July 16, 2013, following the completion of its due diligence review of five Dollar General stores located in Michigan, the Company finalized the prerequisite conditions to acquire, and subsequently acquired, the fee simple interests in the properties on that same date. The locations of these five Dollar General stores are contained in Item 2.01 below. Pursuant to the terms of the purchase and sale agreement dated as of June 6, 2013, the Company’s obligation to close upon the acquisitions was subject to the satisfactory completion of a due diligence review of the properties, among other conditions. The purchase and sale agreement contains customary representations and warranties by the seller.

The description of the five Dollar General stores located in Michigan set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

AutoZone Store – Cut Off, Louisiana

On July 16, 2013, following the completion of its due diligence review of an AutoZone store located in Cut Off, Louisiana, the Company finalized the prerequisite conditions to acquire, and subsequently acquired, the fee simple interest in the property on that same date. Pursuant to the terms of the purchase and sale agreement dated as of May 31, 2013, the Company’s obligation to close upon the acquisition was subject to the satisfactory completion of a due diligence review of the property, among other conditions. The purchase and sale agreement contains customary representations and warranties by the seller.

The description of the AutoZone store located in Cut Off, Louisiana set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Dollar General Store 2 Pack - Louisiana

On July 12, 2013, the Company closed its acquisition of the fee simple interests in two Dollar General stores located in Bogalusa, Louisiana and Donaldsonville, Louisiana for a contract purchase price of $2.3 million, exclusive of closing costs. The Company acquired the properties through wholly owned subsidiaries of its operating partnership. The sellers have no material relationship with the Company and the acquisitions were not affiliated transactions.

The Company funded 100% of the acquisitions with cash from its ongoing initial public offering.

The properties are 100% leased to a subsidiary of Dollar General Corporation (NYSE: “DG”), which guarantees the leases and carries an investment grade credit rating as determined by major credit rating agencies. The leases are net whereby the tenants are required to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the properties relating to the sellers, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and renewal options.

Sellers	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options
Sullivan DG, LLC and Plank DG, LLC	May 2013	May 2028	18,052	$0.2 million	None	Three Five-Year Options

Dollar General Store 5 Pack - Michigan

On July 16, 2013, the Company closed its acquisition of the fee simple interests in five Dollar General stores located in Michigan (with specific locations described below) for a contract purchase price of $5.8 million, exclusive of closing costs. The Company acquired the properties through wholly owned subsidiaries of its operating partnership. The seller, Midwest V, LLC, has no material relationship with the Company and the acquisitions were not affiliated transactions.

The Company funded 100% of the acquisitions with cash from its ongoing initial public offering.

The properties are 100% leased to a subsidiary of Dollar General Corporation (NYSE: “DG”), which guarantees the leases and carries an investment grade credit rating as determined by major credit rating agencies. The leases are net whereby the tenants are required to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the properties relating to the location, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and renewal options.

Location	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options
Athens, MI	January 2013	January 2028	9,002	$0.1 million	3% increase in year 11	Five Five-Year Options
Hudson, MI	April 2013	April 2028	9,180	$0.1 million	None	Five Five-Year Options
Fowler, MI	May 2013	May 2028	9,277	$0.1 million	None	Five Five-Year Options
Muskegon, MI	June 2013	June 2028	9,350	$0.1 million	None	Five Five-Year Options
Reese, MI	June 2013	June 2028	9,180	$0.1 million	None	Five Five-Year Options

AutoZone Store – Cut Off, Louisiana

On July 16, 2013, the Company closed its acquisition of the fee simple interest in an AutoZone store located in Cut Off, Louisiana for a contract purchase price of $1.5 million, exclusive of closing costs. The Company acquired the property through a wholly owned subsidiary of its operating partnership. The seller has no material relationship with the Company and the acquisition was not an affiliated transaction.

The Company funded 100% of the acquisition with cash from its ongoing initial public offering.

The property is 100% leased to a subsidiary of AutoZone, Inc. (NYSE: “AZO”), which carries an investment grade credit rating as determined by major credit rating agencies. The lease is net whereby the tenant is required to pay substantially all operating expenses, including all costs to maintain and repair the roof and structure of the building, in addition to base rent.

The following table provides information about the property relating to the seller, lease commencement and termination dates, rentable square feet, annualized rental income, rental escalations and renewal options.

Seller	Lease Commencement Date	Lease Termination Date	Rentable Square Feet	Annualized Rental Income	Rental Escalations	Renewal Options
AZO Cut Off, LLC	July 2013	July 2027	7,370	$0.1 million	5% in year 11	Four Five-Year Options

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST V, INC.

Date: July 18, 2013	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch Chief Executive Officer and Chairman of the Board of Directors